AEGIS VALUE FUND

A series of Aegis Value Fund, Inc. (the “Company”)

Supplement dated October 22, 2013 to the Prospectus
Dated December 31, 2012

The Board of Directors of the Company has voted to approve an Agreement and Plan of Reorganization whereby the Aegis Value Fund (the “Fund”) would reorganize into a newly created series (the “New Fund”) of the same name of The Aegis Funds (the “Trust”) (the “Reorganization”).  The Reorganization would be structured as a tax-free reorganization for federal tax purposes.

The Fund and the New Fund would have the same investment objective, investment strategies and risks.  The fees and expenses of the Fund are not expected to increase as a result of the Reorganization. Aegis Financial Corporation (the “Adviser”), the Fund’s and the New Fund’s investment adviser, and the portfolio manager would also remain the same.  The custodian, administrator, transfer agent, distributor, independent registered public accounting firm and legal counsel to the New Fund would be the same as those currently utilized by the Fund.  The officers and Trustees of the Trust are the same individuals who currently serve as officers and Directors of the Company.  There would be certain differences between the New Fund and the Fund, including the fact that certain investment restrictions that currently apply to the Fund would no longer apply to the New Fund. The Adviser does not expect that the elimination of such investment restrictions would have any appreciable effect on the day-to-day operations of the New Fund and may increase its flexibility with respect to the management of the New Fund’s investment portfolio.  By effecting the Reorganization, the Adviser believes that it is possible for the New Fund to achieve structural efficiencies and economies of scale, which may result in a decrease to certain expenses of the Fund. The Reorganization also would advance the Adviser’s goal of streamlining and improving the management and operations of the Aegis fund complex by having a single trust with series instead of a corporation and a trust, each with a series. The Adviser has agreed to bear all of the fees, costs and expenses associated with implementing the Reorganization.

 It is expected that shareholders of the Fund will receive a proxy statement/prospectus describing the proposed Reorganization in the near future.

*  *   *  *  *  *  *  *  *  *  *  *

Please retain this Supplement with your Prospectus and SAI for reference.